CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, James A. Bowen, Chief Executive Officer of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    AUGUST 5, 2004                  /S/ JAMES A. BOWEN
     ----------------------              ---------------------------------------
                                         James A. Bowen, Chief Executive Officer
                                         (principal executive officer)


I, Mark R. Bradley, Chief Financial Officer of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    AUGUST 5, 2004                 /S/ MARK R. BRADLEY
     ----------------------             ----------------------------------------
                                        Mark R. Bradley, Chief Financial Officer
                                        (principal financial officer)